UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2009

XELR8 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events

On March 27, 2009 the Company issued a press release in connection with the trading of the Company’s stock on the Over the Counter Bulletin Board, a copy of which has been filed herewith.

On March 31, 2009 the Company issued a press release in connection with the  Company’s year ended December 31, 2008 financial results, a copy of which has been filed herewith.

Item 9.01                                Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release – XELR8 Stock to be traded on the Over the Counter Bulletin Board 99.2 Press Release - XELR8 Holdings Announces Fourth Quarter and 2008 Annual Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 2, 2009	XELR8 HOLDINGS, INC.
By: /s/ John D. Pougnet John D. Pougnet Chief Executive Officer Chief Financial Officer